10. EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
EARNINGS PER SHARE

Basic income per common share is computed by dividing income available to the Company’s common stockholders by the weighted average number of common shares outstanding during the period. Diluted income per common share reflects the potential dilution that could occur from common share issuable through stock options and warrants. Diluted income per common share is computed similarly to basic income per common stock except that weighted average common stock is increased to include the potential issuance of dilutive common stock.

The following table sets forth the basic and diluted net income per share computed for the years ended December 31, 2017, 2016 and 2015:

	For the years ended
	December 31,
	2017	2016	2015
Net income (loss)	$279,961	$(7,332,474)	$2,753,593
Less: Non-cash income from changes in fair value of derivative liabilities	–	–	(133,395)
Net loss - diluted	$279,961	$(7,332,474)	$2,620,198
Weighted average common shares outstanding - basic	14,880,909	13,035,203	9,115,416
Common stock options	–	–	4,444
Common stock warrants - liability treatment	–	–	41,666
Weighted average common shares outstanding - diluted	15,310,909	13,035,203	9,161,527
Net income per share data:
Basic	$0.02	$(0.56)	$0.30
Diluted	0.02	$(0.56)	$0.30

The weighted average number of shares outstanding used in the computation of the basic and diluted net income per share does not include the effect of the following potential outstanding shares of common stock. The effects of these potentially outstanding shares were not included in the calculation of basic and diluted net income per share because the effect would have been anti-dilutive.

	For the years ended
	December 31,
	2017	2016	2015
Common stock options	–	–	347,000
Common stock warrants - liability treatment	4,367,297	4,533,963	3,740,797
Potentially dilutive securities	4,367,297	4,533,963	4,087,797